I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	21621	21621	21621	21621	21621
Month Ending:	09/30/2009	09/30/2009	09/30/2009	09/30/2009	09/30/2009
Account Number:	112950087	112950079	113015039	112950060	112915036
Depository Name & Location	City National Bank	City National Bank	City National Bank	City National Bank	City National Bank
	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210
	845 S. Flower Street, LLC	845 S. Flower Street, LLC	845 S. Flower Street, LLC	845 S. Flower Street, LLC	845 S. Flower Street, LLC
1. Total Prior Receipts	0	0	0	0	0

2. LESS: Total Prior Disbursements	0	0	0	0	0

3. Beginning Balance	13,461,028.14	0	327.00	4,287,596.98	530,239.28

4. Receipts During Current Period
A/R - Post Filing	0	0	0	0	0
A/R - Pre Filing	0	0	0	0	0
General Sales	0	0	0	0	0
Intercompany Receipts	6,405.62	0	4,400,343.54	2,366.99	220.93

TOTAL RECEIPTS	6,405.62	0	4,400,343.54	2,366.99	220.93

5. BALANCE	13,467,433.76	0	4,400,670.54	4,289,963.97	530,460.21

6. LESS: Disbursements
Transfers to other DIP Accounts	4,399,468.54	0	0	0	0
Disbursements	37,566.90	16.00	4,400,359.54	0	0

TOTAL Disbursements	4,437,035.44	16.00	4,400,359.54	0	0

7. Ending Balance	9,030,398.32	(16.00)	311.00	4,289,963.97	530,460.21

I. CASH RECEIPTS AND DISBURSEMENTS

Case Number:	21621	21621	21622
Month Ending:	09/30/2009	09/30/2009	09/30/2009
Account Number:	0080306863	0080360357	0080302201
Depository Name & Location	EastWest Bank	EastWest Bank	EastWest Bank
	1881 W. Main St., 2nd Flr Alhambra, CA 91801	1881 W. Main St., 2nd Flr Alhambra, CA 91801	1881 W. Main St., 2nd Flr Alhambra, CA 91801
	845 S. Flower Street, LLC	845 S. Flower Street, LLC	Meruelo Chinatown, LLC	Total
1. Total Prior Receipts	0	0	0	0

2. LESS: Total Prior Disbursements	0	0	0	0

3. Beginning Balance	410.61	5,076,398.87	1,651.20	23,357,652.08

4. Receipts During Current Period
A/R - Post Filing	3,000.00	0	0	3,000.00
A/R - Pre Filing	0	0	0	0
General Sales	0	0	7,250.00	7,250.00
Intercompany Receipts	50.00	3,129.28	0	4,412,516.36

TOTAL RECEIPTS	3,050.00	3,129.28	7,250.00	4,422,766.36

5. BALANCE	3,460.61	5,079,528.15	8,901.20	27,780,418.44

6. LESS: Disbursements
Transfers to other DIP Accounts	0	0	0	4,399,468.54
Disbursements	1,065.00	0	0	4,439,007.44

TOTAL Disbursements	1,065.00	0	0	8,838,475.98

7. Ending Balance	2,395.61	5,079,528.15	8,901.20	18,941,942.46

I. TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
9/30/2009	21621	845 S. Flower Street, LLC	0080306863	902	fine	Fine Line Systems	Addt'l Svc Beyond Agrmt Tract: 53965-01	0.00	1,065.00	1,065.00
9/30/2009	21621	845 S. Flower Street, LLC	112950079	JE 21562		City National Bank	Sept09 Bank Charges	0.00	16.00	16.00
9/30/2009	21621	845 S. Flower Street, LLC	112950087	91709	rjai	Rolf Jensen & Associates, Inc.	Construction/Design Svc 06/09 for 717 9th St.	0.00	16,291.88	16,291.88
9/30/2009	21621	845 S. Flower Street, LLC	112950087	92309	awri	Angelus Waterproofing & Restoration, Inc	Construction/Design Svc 06/09 for 717 9th St.	0.00	21,240.02	21,240.02
9/30/2009	21621	845 S. Flower Street, LLC	112950087	JE 21558		Incoming wire from CNB 112950087	Sept09 Bank Incoming Wire to fund Construction Pymnts	4,399,468.54	0.00	4,399,468.54
9/30/2009	21621	845 S. Flower Street, LLC	112950087	JE 21561		City National Bank	Sept09 Bank Charges	0.00	35.00	35.00
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2521	v0000110	ACCO Engineered Systems	Construction/Design Svc 06/09 for 705 9th St.	0.00	337,500.00	337,500.00
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2531	v0000692	American Landscape	Construction/Design Svc 06/09 for 705 9th St.	0.00	54,756.00	54,756.00
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2544	v0000289	Architectural Glass & Aluminum Co, Inc.	Construction/Design Svc 06/09 for 705 9th St.	0.00	166,758.51	166,758.51
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2562	v0000350	Bapko Metal, Inc.	Construction/Design Svc 06/09 for 705 9th St.	0.00	6,257.00	6,257.00
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2570	v0000630	Certified Swimming Pools	Construction/Design Svc 06/09 for 705 9th St.	0.00	101,979.35	101,979.35
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2574	dkmech	D/K Mechanical Contractors, Inc.	Construction/Design Svc 06/09 for 705 9th St.	0.00	271,245.00	271,245.00
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2597	v0000633	Harris and Ruth Painting	Construction/Design Svc 06/09 for 705 9th St.	0.00	113,645.59	113,645.59
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2606	v0000035	Helix Electric, Inc.	Construction/Design Svc 06/09 for 705 9th St.	0.00	188,177.16	188,177.16
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2613	v0000677	Hi Teck Construction	Construction/Design Svc 06/09 for 705 9th St.	0.00	26,095.40	26,095.40
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2618	v0000662	Integrity Sheet Metal	Construction/Design Svc 06/09 for 705 9th St.	0.00	1,435.50	1,435.50
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2625	kcs	Kajima Construction Services, Inc.	Construction/Design Svc 06/09 for 705 9th St.	0.00	342,981.17	342,981.17
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2631	v0000439	Martin Brothers Marcowall, Inc.	Construction/Design Svc 06/09 for 705 9th St.	0.00	896,676.35	896,676.35
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2650	v0000593	Midwest Roofing Co. Inc.	Construction/Design Svc 06/09 for 705 9th St.	0.00	25,615.05	25,615.05
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2655	v0000678	Mirrors Showers & Ward Obes Inc.	Construction/Design Svc 06/09 for 705 9th St.	0.00	80,844.05	80,844.05
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2665	v0000241	Mitsubishi Electric & Electronics	Construction/Design Svc 06/09 for 705 9th St.	0.00	21,640.50	21,640.50
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2667	crs	Mr. Crane Inc.	Construction/Design Svc 06/09 for 705 9th St.	0.00	103,915.40	103,915.40
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2673	v0000617	Pacific Pride Corporation	Construction/Design Svc 06/09 for 705 9th St.	0.00	125,078.23	125,078.23
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2676	v0000109	Safe-T-Walk, Inc.	Construction/Design Svc 06/09 for 705 9th St.	0.00	2,290.00	2,290.00
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2686	v0000429	Sapa Profiles, Inc.	Construction/Design Svc 06/09 for 705 9th St.	0.00	43,709.31	43,709.31
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2692	scs	SCS Flooring Systems	Construction/Design Svc 06/09 for 705 9th St.	0.00	1,017,887.20	1,017,887.20
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2706	v0000691	Seeley Brothers	Construction/Design Svc 06/09 for 705 9th St.	0.00	109,870.20	109,870.20
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2763	v0000656	Valley Waterproofing, Inc.	Construction/Design Svc 06/09 for 705 9th St.	0.00	11,894.38	11,894.38
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2767	v0000049	Warner Constructors, Inc.	Construction/Design Svc 06/09 for 705 9th St.	0.00	34,289.31	34,289.31
9/30/2009	21621	845 S. Flower Street, LLC	113015039	2773	v0000248	XL Fire Protection Co.	Construction/Design Svc 06/09 for 705 9th St.	0.00	97,609.00	97,609.00
9/30/2009	21621	845 S. Flower Street, LLC	113015039	30074600	tmi	Traffic Management, Inc.	Construction/Design Svc 06/09 for 705 9th St.	0.00	6,379.99	6,379.99
9/30/2009	21621	845 S. Flower Street, LLC	113015039	30074600	v0000689	Glendon Company	Construction/Design Svc 06/09 for 705 9th St.	0.00	15,955.23	15,955.23
9/30/2009	21621	845 S. Flower Street, LLC	113015039	3185	v0000321	Masonry Technology, Inc.	Construction/Design Svc 06/09 for 705 9th St.	0.00	11,497.41	11,497.41
9/30/2009	21621	845 S. Flower Street, LLC	113015039	3240	v0000663	Hospitality Procurement Management	Construction/Design Svc 06/09 for 705 9th St.	0.00	183,451.25	183,451.25
9/30/2009	21621	845 S. Flower Street, LLC	113015039	JE 21559		City National Bank	Sept09 Bank Charges	0.00	910.00	910.00
9/30/2009	21621	845 S. Flower Street, LLC	113015039	JE 21562		City National Bank	Sept09 Bank Charges	0.00	16.00	16.00
								4,399,468.54	4,439,007.44	8,838,475.98

I. BANK RECONCILIATION

21621	845 S. Flower Street, LLC Debtor-In-Possession	112950087	Statement Date:	09/30/2009	Statement Bal:	9,030,398.32
				ADJUSTED BANK BALANCE		9,030,398.32

21621	845 S. Flower Street, LLC Debtor-In-Possession	112950079	Statement Date:	09/30/2009	Statement Bal:	-16.00
				ADJUSTED BANK BALANCE		-16.00

21621	845 S. Flower Street, LLC Debtor-In-Possession	113015039	Statement Date:	09/30/2009	Statement Bal:	311.00
				ADJUSTED BANK BALANCE		311.00

21621	845 S. Flower Street, LLC Debtor-In-Possession	112950060	Statement Date:	09/30/2009	Statement Bal:	4,289,963.97
				ADJUSTED BANK BALANCE		4,289,963.97

21621	845 S. Flower Street, LLC Debtor-In-Possession	112915036	Statement Date:	09/30/2009	Statement Bal:	530,460.21
				ADJUSTED BANK BALANCE		530,460.21

21621	845 S. Flower Street, LLC Debtor-In-Possession	0080306863	Statement Date:	09/30/2009	Statement Bal:	2,395.61
				903	09/29/2009	2,000.00
				904	09/30/2009	194.00
				TOTAL OUTSTANDING CHECKS		2,194.00

				ADJUSTED BANK BALANCE		201.61

21621	845 S. Flower Street, LLC Debtor-In-Possession	0080360357	Statement Date:	09/30/2009	Statement Bal:	5,079,528.15
				ADJUSTED BANK BALANCE		5,079,528.15

21622	Meruelo Chinatown, LLC Debtor-In-Possession	0080302201	Statement Date:	09/30/2009	Statement Bal:	8,901.20
				251	09/29/2009	362.50
				TOTAL OUTSTANDING CHECKS		362.50

				ADJUSTED BANK BALANCE		8,538.70

					Statement Bal Total:	18,941,942.46

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Entity	Case No.	Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment**	Post-Petition payments not made (Number)	Total Due**
Secured Creditors:
Meruelo Maddux - 845 S. Flower Street , LLC	21621	Canyon Capital Realty Advisors	Monthly	840,000.00	1	840,000.00

Lessor:

Executory Contracts / Employment Agreements*:

*Currently, no Executory Contracts have been assumed or rejected.
**The "amount of payment" may vary due to factors such as the number of days in a month and variable rates; therefore, the "total due" is generally the amount previously accrued plus current month.
***We made adjustments to the accrued interest rate to exclude the default rate.
				840,000.00	TOTAL DUE:	840,000.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD: SEPTEMBER 3-30, 2009
			Gross Sales Subject to Sales Tax:	0.00
			Total Wages Paid:	0.00

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	0.00	0.00	N/A
	State Withholding	0.00	0.00	N/A
	FICA- Employer's Share	0.00	0.00	N/A
	FICA- Employee's Share	0.00	0.00	N/A
	Federal Unemployment	0.00	0.00	N/A
	Sales and Use	0.00	0.00	N/A
	Real Property	0.00	0.00	N/A
	Real Property	0.00	0.00	N/A
Other:
	TOTAL:	0.00	0.00

I. D. SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:		9/30/2009

21621	845 S. Flower Street, LLC	Debtor-In-Possession	112950087	9,030,398.32
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112950079	(16.00)
21621	845 S. Flower Street, LLC	Debtor-In-Possession	113015039	311.00
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112950060	4,289,963.97
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112915036	530,460.21
21621	845 S. Flower Street, LLC	Debtor-In-Possession	0080306863	2,395.61
21621	845 S. Flower Street, LLC	Debtor-In-Possession	0080360357	5,079,528.15
21622	Meruelo Chinatown, LLC	Debtor-In-Possession	0080302201	8,901.20

			TOTAL	18,941,942.46
Note: We do not have petty cash accounts.

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	0.00	0.00	0.00
31 - 60 days	0.00	0.00	0.00
61 - 90 days	0.00	0.00	0.00
91 - 120 days	0.00	0.00	0.00
Over 120 days	0.00	0.00	0.00
TOTAL:	0.00	0.00	0.00

V. INSURANCE COVERAGE

Waived by Ms. Maria Marquez. See Insurance Schedule previously provided.
		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability
Worker's Compensation
Casualty
Vehicle
Others:

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Case #	Entity	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing

None

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition
Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII. SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month

None			0.00

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month

None			0.00

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

845 S. Flower and Chinatown
Income Statement of Debtors-in-Possession
From September 4, 2009 through September 30, 2009

	Meruelo Maddux - 845 S. Flower Street, LLC 21621	Meruelo Chinatown, LLC 21622
REVENUE
Rental Income	0	17,550
Management Fees	0	0
Other Income	0	7,250
TOTAL REVENUE	0	24,800

OPERATING EXPENSES
Direct Corporate Property Management	0	0
Payroll - Insiders	0	0
Property Administration	122	0
Cleaning	0	0
General Building	0	0
Insurance	0	105
Repairs and Maintenance	0	0
Real Property Taxes	0	6,439
Security	0	0
Utilities	0	653
Depreciation and Amortization	0	0
Stock Compensation	0	0
General and Administrative	0	0
Misc Operating Expense	0	0
TOTAL OPERATING EXPENSES	122	7,197

Net Income/(Loss) from Operations	(122)	17,603

NON-OPERATING INCOME
Interest Income	10,956	0
Gain on Sale of Asset	0	0
Other	0
TOTAL NON-OPERATING INCOME	10,956	0

NON-OPERATING EXPENSES
Interest Expense	0	0
Legal and Professional	0	0
Impairment Loss on Real Estate	0	0
Provision (Benefit) for Income Taxes	0	0
Minority Interests	0	0
TOTAL NON-OPERATING EXPENSES	0	0

NET INCOME/(LOSS)	10,833	17,603

845 S. Flower and Chinatown
Balance Sheet of Debtors-in-Possession
From September 4, 2009 through September 30, 2009

	Meruelo Maddux - 845 S. Flower Street, LLC 21621	Meruelo Chinatown, LLC 21622
ASSETS
Current Assets
Unrestricted Cash	202	8,539
Restricted Cash	18,930,646	0
Accounts Receivable	13,000	0
Notes Receivable	0	0
Prepaid Expenses	0	0
Total Current Assets	18,943,847	8,539

Investment in Real Estate	113,872,434	7,737,449
Accumulated Depreciation	0	0
Net Investment in Real Estate	113,872,434	7,737,449

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(73,974,090)	(6,437,724)
Due from Insiders	0	0
Other Assets	0	0
Total Other Assets	(73,974,090)	(6,437,724)
TOTAL ASSETS	58,842,191	1,308,264

LIABILITIES
Post-Petition Liabilities
Accounts Payable	4,272,000	363
Taxes Payable	129,574	19,308
Notes Payable	0	0
Professional Fees	0	0
Secured Debt	0	0
Other	0	0
Total Post-Petition Liabilities	(4,401,574)	(19,670)
Pre-Petition Liabilities
Secured Liabilities	84,000,000	0
Priority Liabilities	0	0
Unsecured Liabilities	229,957	0
Other *	3,152,853	0
Total Pre-Petition Liabilities	(87,382,810)	0
TOTAL LIABILITIES	(91,784,384)	(19,670)
MINORITY INTEREST	0	0

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(32,953,026)	1,270,991
Post-Petition Profit/(Loss)	10,833	17,603
Direct Charges to Equity	0	0
TOTAL STOCKHOLDERS' EQUITY	(32,942,193)	1,288,593
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	58,842,191	1,308,264

* Pre-petition payables to creditors that appears to have mechanic lien rights.

845 S. Flower and Chinatown
September's Report
XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X

3.	State what progress was made during the reporting period toward filing a plan of reorganization:

845 S Flower Street, Case No. 1:09-bk-21621-KT: During the reporting period, the Debtor filed a motion to use cash collateral so that it could complete construction of its 35 story luxury condominium tower and have that building entitled as a condominium.  The Debtor also filed a motion for authorization pay certain pre-petition claims of holders of mechanics liens with respect to the Debtor's construction project so that these creditors with lien rights could be paid and would complete work on the condominium tower.  The Court granted these motions.  As a result, the Debtor was able to keep the construction process moving forward after the filing and complete construction of the building subject to the completion of punch list items.  The Debtor also obtained authorization to use cash collateral to retain an appraiser to appraise the property.  The Debtor has selected an appraiser and will shortly file an application to employ the appraiser.  The Debtor is developing its business plan for the project so that

Chinatown, Case No. 1:09-bk-21622-KT: The real property owned by this debtor is vacant land and the only lien on the property is that of Canpartners Realty Holding Company IV LLC, the secured lender of debtor Meruelo Maddux-845 S. Flower Street, LLC.  The loan documents require that Canpartners release its lien upon completion of 845 S. Flower Street's luxury condominium tower, which has now been completed.  845 S. Flower  is in the process of preparing documentation to that effect along with a demand that Canpartners release its lien on this Debtor's property.  Canpartners is expected to dispute the release of the lien based on litigation filed by Canpartners to that effect.  However, the Debtor expects the business plan and plan of reorganization of 845 S. Flower to provide for payment of the Canpartners loan and allow for the release of the lien on this Debtor's property.  During the reporting period, 845 S. Flower has been working on its business plan  to provide for repayment of the Canpartners loan thro

4.	Describe potential future developments which may have a significant impact on the case:

845 S Flower Street, Case No. 1:09-bk-21621-KT: The Debtor presently expects to file a motion seeking authorization to retain a broker and sell condominium units in the building to third party purchasers.  The court's determination of this motion will have an impact on the Debtor's decision making process for creating value for creditors and the estate in this asset.

Chinatown, Case No. 1:09-bk-21622-KT: Canpartners has filed a declaratory relief adversary proceeding seeking a declaration as to whether it is required to release its lien on the Debtor's property upon substantial completion of Debtor 845 S. Flower's project.  The outcome of this litigation  may have an impact on the Debtor's decision making process for its plan of reorganization.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None
		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X

I, Richard Meruelo, Chief Executive Officer, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: November 10, 2009	By:	/s/ Richard Meruelo
Richard Meruelo
Principal for Debtor-in-Possession